UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 20, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-12401	84-1236619
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN 55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Filed by Wits Basin Precious Minerals Inc.
pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934

Subject Company: Wits Basin Precious Minerals Inc.
Subject Company Commission File No.: 001-12401

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2007, Wits Basin Precious Minerals Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Easyknit Enterprises Holdings Limited, a Bermuda corporation with its principal place of business in Hong Kong and listed on the Hong Kong Stock Exchange (SEHK: 0616) (“Easyknit”), and Race Merger, Inc., a Minnesota corporation and wholly owned subsidiary of Easyknit (“Merger Sub”), whereby Merger Sub will merge with and into the Company, with the Company constituting the surviving corporation to the merger and a wholly owned subsidiary of Easyknit following completion of the merger.

Pursuant to the merger, the Company’s shareholders immediately prior to the effective time of the merger, on a fully diluted basis (including therein certain proposed share issuances relating to potential acquisitions by the Company), shall hold approximately 46% of the shares of common stock of Easyknit issued and outstanding immediately following the effective time of the merger, on a fully diluted basis. Pursuant to the merger, the shares of the Company’s common stock issued and outstanding immediately prior to the merger (excluding shares for which the shareholder validly exercises dissenters’ rights), shall be cancelled and converted into shares of common stock of Easyknit based on the foregoing formula. Holders of options and warrants to purchase shares of the Company’s common stock outstanding immediately prior to the effective time of the merger shall receive substitute options and warrants to purchase, on substantially similar terms and conditions, a number of shares of Easyknit common stock equal to the number of shares of Easyknit common stock the holder would have received had such holder exercised such option or warrant immediately prior to the effective time (with the exercise price of such options and warrants appropriately adjusted), subject to the limitation that the total number of shares of Easyknit common stock issued to holders of the Company’s common stock and securities (including options, warrants, and convertible bonds convertible for or exchangeable into shares of Company common stock and proposed issuances relating to potential acquisitions of the Company) in the merger will not exceed 46% of the shares of common stock of Easyknit issued and outstanding immediately following the effective time of the merger, on a fully diluted basis.

The parties contemplate the registration of the shares of Easyknit common stock issuable upon the effective time of the merger (including shares issuable upon exercise of the substitute options and warrants) in the form of American Depositary Shares (the “ADSs”) for which Easyknit will be required to seek authorization for quotation on the American Stock Exchange. Easyknit is also required to submit a listing application to the Hong Kong Stock Exchange relating to the shares of Easyknit common stock underlying the ADSs.

The parties shall use their reasonable best efforts to cause Stephen D. King and Norman D. Lowenthal, members of the Company’s board of directors, to be elected to the board of Easyknit immediately following the effective time of the merger, to join Easyknit’s existing board of directors, currently consisting of six members.

Each of the parties has made and will be required to make at the effective time of the merger standard representations and warranties in the Merger Agreement, and the consummation of the merger is subject to certain conditions, including, without limitation, the completion and satisfaction of due diligence by the parties, the approval of the Company’s stockholders, the approval of Easyknit’s stockholders (in accordance with the Hong Kong Stock Exchange Listing Rules, AMEX Listing Rules and certain other rules and regulations), the effectiveness of the registration statement to be filed with the Securities and Exchange Commission and other standard conditions.

In the event the Merger Agreement is terminated by Easyknit for certain reasons, including, without limitation, the Company’s pursuit of an alternative merger proposal or a change in the recommendation of the Company’s board of directors relating to the merger agreement, the Company must pay Easyknit a breakup fee equal to 3% of the aggregate merger consideration and further reimburse Easyknit for up to $500,000 of Easyknit’s documented out-of-pocket fees and expenses (including reasonable fees and expenses of counsel). In the event the Company terminates the agreement for certain reasons, including, without limitation, Easyknit’s pursuit of an alternative merger proposal or a change in the recommendation of Easyknit’s board of directors relating to the merger agreement, Easyknit will be required to pay the Company a breakup fee equal to 3% of the aggregate merger consideration and reimburse the Company for up to $500,000 of the Company’s documented out-of-pocket fees and expenses (including reasonable fees and expenses of counsel).

The foregoing is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

This Current Report on Form 8-K is issued pursuant to Rule 135 under the Securities Act of 1933, as amended, and shall not constitute an offer to sell or the solicitation of an offer to purchase any securities.

An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the proposed merger of Wits Basin and Easyknit, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Wits Basin that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS OF WITS BASIN ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to shareholders of Wits Basin. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about Wits Basin and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Wits Basin’s Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

Easyknit and Wits Basin, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wits Basin’s shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above. Information about Wits Basin’s directors and officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above, and is currently available in Wits Basin’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 and other public filings with the SEC made by Wits Basin. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Agreement and Plan of Merger and Reorganization dated April 20, 2007 by and among Wits Basin Precious Minerals Inc., Easyknit Enterprises Holdings Limited and Race Merger, Inc.
99.1	Press Release dated April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WITS BASIN PRECIOUS MINERALS INC.

Date: April 26, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

10.1	Agreement and Plan of Merger and Reorganization dated April 20, 2007 by and among Wits Basin Precious Minerals Inc., Easyknit Enterprises Holdings Limited and Race Merger, Inc.
99.1	Press Release dated April 26, 2007.